AMENDED 1996 EMPLOYEE STOCK OPTION PLAN OF PENNSYLVANIA COMMERCE BANCORP, INC
                               AS APPROVED IN 2001

1.       Purpose of Plan
         ---------------

         The purpose of this Plan is to enable Pennsylvania Commerce Bancorp, Inc. (hereinafter referred to as "Commerce") to continue to compete successfully in attracting and retaining key employees with outstanding abilities by making it possible for them to purchase shares of Commerce's Common Stock on terms which will give them a more direct and continuing interest in the future success of Commerce.

2.       Definitions
         ------------

         "Commerce" means Pennsylvania Commerce Bancorp, Inc., a Pennsylvania corporation and bank holding company.

         "Board" means the Board of Directors of Commerce.

         "Committee" means a committee established by the Board. The Committee shall consist of three or more members of the Board. No member of the Committee may receive Options under the Plan. The Personnel Committee may be the Committee if it meets these qualifications.

         "Employees" means employees, including officers, regularly employed on a salary basis by Commerce. "Employment with Commerce", or words to that effect, shall include employment by any subsidiary or affiliate of Commerce.

         "Fair Market Value" of a share of Commerce's Common Stock shall mean its closing sale price on the principal stock exchange on which the stock is traded on the date as of which the value is being determined. If there is no reported sale on that date, the Fair Market Value shall be the closing sale on the next preceding day for which a sale was reported. However, the Committee, in the good faith exercise of its discretion, may determine that the closing sale price does not reflect the true Fair Market Value of a share of Common Stock. If it so determines, the Fair Market Value shall be the average closing sale price on the principal stock exchange on which Commerce's Common Stock is traded during the twenty (20) day period immediately preceding the date on which Fair Market Value is being determined.
         "ISO" means an incentive stock option described in Section 422 of the Internal Revenue Code of 1986, as amended.

         "NQSO" means a stock option, which is not described in Section 422 of the Internal Revenue Code of 1986, as amended.

         "Option" means an option, either in the form of an ISO or NQSO, granted in accordance with the terms of this Plan.

         "Optionee" means a person to whom an option has been granted under this Plan, which has not expired or been fully exercised or surrendered.

         "Shares" means shares of Common Stock of Commerce.

3.       Limits on Number of Shares
         --------------------------

         The total number of Shares for which Options may be granted under this Plan shall not exceed in the aggregate 527,369 Shares. This number shall be appropriately adjusted if the number of issued Shares shall be increased or reduced by change in par value, combination, or split-up, reclassification, distribution of a dividend payable in stock, or the like. Shares covered by Options, which have expired, or which have been surrendered may again be optioned under this Plan. Options may be granted in the form of ISOs or NQSOs.


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4.       Adjustment of Options
         ---------------------

         The number of Shares optioned from time to time to individual Optionees under the Plan, and the Option prices therefor, shall be appropriately adjusted to reflect any changes in par value, combination, split-up, reclassification, distribution of dividend payable in stock, or the like.

5.       Granting of Options
         -------------------

         The Board, or if the Board so determines, the Committee, is authorized to grant Options to selected employees pursuant to this Plan during the calendar year 1996 and in any calendar year thereafter to December 31, 2005. The number of Shares, if any, optioned in each year, the employees to whom Options are granted, and the number of Shares optioned to each employee selected shall be wholly within the discretion of the Board or the Committee. The Board may grant both ISOs and NQSOs to the same employee. Board action on Options and administration of this Plan shall be only upon the advice and recommendation of the Committee if the Board has appointed a Committee.

6.       Terms of ISOs
         -------------

         ISOs granted under this Plan shall contain the following terms:

         (a) The ISO price shall be fixed by the Board or the Committee but shall in no event be less than 100% of the fair market value of the Shares subject to the ISO on the date the ISO is granted. The ISO price, in the case of an Optionee who, at the time the Option is granted, owns more than 10% of the outstanding Shares of Commerce's Common Stock shall be at least 110% of the fair market value of the Shares subject to the ISO on the date the ISO is granted.

         (b) ISOs shall not be transferable otherwise than by will or by the laws of descent and distribution. No ISO shall be subject, in whole or in part, to attachment, execution or levy of any kind.

         (c) Each ISO shall expire and all rights under the ISO shall end at the expiration of the exercise period for the ISO, which shall not be more than ten years after the date on which it was granted. Provided, however, that in the case of an Optionee who, at the time the Option is granted, owns more than 10% of the outstanding shares of Commerce's Common Stock, ISOs shall expire no more than five years after the date on which the ISO was granted.

         (d) ISOs shall be exercisable only by the Optionee during the Optionee's lifetime. ISOs may be exercised only while employed by Commerce or within (i) three years after retirement, or
                  (ii) three months after termination of employment (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of Section 6. An ISO is exercisable by retired or terminated Optionees only to the extent the ISO was exercisable by the Optionee on the last day of his or her employment with Commerce. For purposes of this paragraph (d), retirement shall mean termination of employment by an Optionee who has attained age 62. If an Optionee retires due to disability, the ISOs granted to the Optionee shall be exercisable within 12 months of the date of retirement (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section 6.

         (e) If an Optionee dies within a period during which an ISO could have been exercised by the Optionee, the ISO may be exercised within three years after the Optionee's death (but not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph
                  (c) of this Section 6) by those entitled under the Optionee's will or the laws of descent and distribution, but only if and to the extent the ISO was exercisable by the Optionee immediately prior to the Optionee's death.

         (f) If Optionee's employment with Commerce is terminated by Commerce for the misconduct of Optionee, all ISOs granted to the Optionee prior to termination shall be forfeited by Optionee and rendered unexercisable.

         (g) ISOs may be exercised in whole or in part from time to time, subject to the provisions of this Plan and to such additional or different terms regarding the exercise of the ISOs as the Board or the Committee of the Board may fix at the time of grant.

         (h) ISOs shall not be granted to any individual pursuant to this Plan, the effect of which would be to permit that individual first to exercise ISOs, in any calendar year, for the purchase of Shares having a fair market value in excess of $100,000 (determined at the time of the grant of the ISOs. Any Optionee may exercise ISOs for the purchase of Shares valued in excess of $100,000 (determined at the grant of the ISOs) in any calendar year, but only if the right to exercise the ISOs shall have first become available in prior calendar years.

7.       Terms of NQSOs.
         ---------------

                  NQSOs granted under this Plan shall contain the following terms:

                  (a) The NQSO price shall be fixed by the Board or the Committee, and may be less than 100% of the fair market of the Shares subject to the NQSO on the date the NQSO is granted.

                  (b) NQSOs shall not be transferable otherwise than by will or by the laws of descent and distribution. No NQSO shall be subject, in whole or in part, to attachment, execution or levy of any kind.

                  (c) Each NQSO shall expire and all rights under the NQSO shall end at the expiration of the exercise period for the NQSO, which shall not be more than ten years after the date on which it was granted. The Board or the Committee shall establish the exercise period for each NQSO, subject in all cases to paragraphs (d),
                           (e) and (f) of this Section 7.

                  (d) NQSOs shall be exercisable only by the Optionee during the Optionee's lifetime. NQSOs may be exercised only while employed by Commerce or within
                           (i) three years after retirement, or (ii) three months after termination of employment (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of Section 7). An NQSO is exercisable by retired or terminated Optionees only to the extent the NQSO was exercisable by the Optionee on the last day of his or her employment with Commerce. For purposes of this paragraph (d), retirement shall mean termination of employment by an Optionee who has attained age 62. If an Optionee retires due to disability, the NQSOs granted to the Optionee shall be exercisable within 12 months of the date of retirement (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section
                           7).

                  (e) If an Optionee dies within a period during which an NQSO could have been exercised by the Optionee, the NQSO may be exercised within three years after the Optionee's death (but not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph
                           (c) of this Section 7) by those entitled under the Optionee's will or the laws of descent and distribution, but only if and to the extent the NQSO was exercisable by the Optionee immediately prior to the Optionee's death.

                  (f) If Optionee's employment with Commerce is terminated by Commerce for the misconduct of Optionee, all NQSOs granted to the Optionee prior to termination shall be forfeited by Optionee and rendered unexercisable.

                  (g) NQSOs may be exercised in whole or in part from time to time, subject to the provisions of this Plan and to such additional or different terms regarding the exercise of the NQSOs as the Board or the Committee of the Board may fix at the time of grant.

8.       Vesting of Options
         ------------------

         (a) Options Granted Prior to January 1, 2005.

         No Option granted under this Plan may be exercised within one year from the date of the grant of the Option. Options held more than one year may be exercised based upon years of service or upon the Option holding period, whichever is sooner, pursuant to the following schedule:

             Years of Service                                     Percent Vested
             ----------------                                     --------------

    Less than 3 years                                                       25%
    More than 3 years and less than 6 years                                 50
    More than 6 years and less than 8 years                                 75
    More than 8 years                                                      100

                Option Holding Period                             Percent Vested
                ---------------------                             --------------

    Less than 1 year                                                         0%
    More than 1 year and less than 2 years                                  25
    More than 2 years and less than 3 years                                 50
    More than 3 years and less than 4 years                                 75
    More than 4 years                                                      100

    (b) Options Granted After January 1, 2005.

    No Option granted under this Plan may be exercised within one year from the date of the grant of the Option. Options held more than one year may be exercised based upon the Option holding period, pursuant to the following schedule:

               Option Holding Period                              Percent Vested
               ---------------------                              --------------

    Less than 1 year                                                         0%
    More than 1 year and less than 2 years                                  25
    More than 2 years and less than 3 years                                 50
    More than 3 years and less than 4 years                                 75
    More than 4 years                                                      100



9.       Exercise Eligibility Period Following Termination of Employment
         ----------------------------------------------------------------

         Options granted under this Plan less than one year prior to date of termination of employment are not exercisable under any circumstances. Options granted at least one year prior to termination of employment must be exercised prior to the expiration date of the Option and within the period set forth below depending upon the reason for termination:




                                                                           Exercise Eligibility
                                          Options Eligible                 Period for Option
         Termination Reason                for Exercise                     Tax Treatment
         ------------------               --------------                   -----------------

         Retirement                       100% of outstanding                3 years from
                                          Options                            retirement date

         Death while employed             100% of outstanding                3 years from
                                          Options                            date of death

         Total & permanent                100% of outstanding                1 year from term-
         disability                       Options                            ination date

         Misconduct                       None                               Not applicable

         Any other reason                 Any Option 100% vest-              3 months from
                                          ed plus the vested                 termination date
                                          portion of the next
                                          oldest Option



10.      Reorganization of Commerce
         --------------------------

         In the event that Commerce is succeeded by another corporation or bank in a reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation, the successor corporation or bank shall assume the outstanding Options granted under this Plan or shall substitute new Options for them.

11.      Delivery of Shares
         --------------------------

         No Shares shall be delivered upon the exercise of an Option until the Option price has been paid in full in cash or, at the discretion of the Board or the Committee, in whole or in part in Commerce's Common Stock owned by the Optionee valued at fair market value on the date of exercise. If required by the Board, no Shares will be delivered upon the exercise of an Option until the Optionee has given Commerce a satisfactory written statement that he is purchasing the Shares for investment and not with a view to the sale or distribution of Shares.

12.      Continuation of Employment
         --------------------------

         Neither this Plan nor any Option granted under this Plan shall confer upon any employee any right to continue in the employ of Commerce or limit in any respect the right of Commerce or to terminate the employee's employment at any time.
13.      Administration

         The Board or the Committee may make rules and regulations and establish procedures as it deems appropriate for the administration of this Plan. In the event of a disagreement as to the interpretation of this Plan, any amendment thereto, any rule, regulation or procedure thereunder, or as to any right or obligation arising from or related to this Plan, the decision of the Board or the Committee shall be final and binding upon all persons in interest, including Commerce, Optionees, and shareholders of Commerce.

14.      Reservation of Shares
         ----------------------

         Shares delivered upon the exercise of an Option shall, in the discretion of the Board or the Committee, be either authorized but unissued Shares, or previously issued Shares acquired by Commerce through purchase in the open market or otherwise, or a combination of both. Commerce shall be under no obligation to reserve or to retain in its treasury any particular number of Shares at any time, and no particular Shares, whether unissued or held as treasury Shares, shall be identified as those optioned under this Plan.

15.      Amendment of Plan
         -----------------

         The Board without further action by the shareholders may amend this Plan from time to time as it deems desirable. However, no amendment shall increase the maximum number of Shares for which Options may be granted, reduce the minimum Option price, extend the maximum Option period, or permit the granting of Options after December 31, 2005.

16.      Termination of the Plan
         -----------------------

         The Board may, in its discretion, terminate this Plan at any time prior to December 31, 2005. Termination of the Plan shall not deprive Optionees of Options granted prior to termination of the Plan.

17.      Effective Date - Shareholder Approval
         -------------------------------------

         This Plan shall become effective as of January 2, 1996, and Options may be granted at any time on or after that date. However, no Option may be exercised unless this Plan is approved by a vote of the holders of a majority of the outstanding Shares of Commerce's Common Stock at a meeting of shareholders of Commerce held within twelve months after January 2, 1996.